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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1994, in Amendment No. 3 to the Registration Statement (Form S-4 No. 33-74292) and related Proxy
Statement/Prospectus of American Industrial Properties REIT, Inc. for the registration of 1,915,080 shares of its common stock.


                                                            ERNST & YOUNG

Dallas, Texas
March 18, 1994